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                                                       Rule 497(e)
                                                       Registration No. 33-11371
                                                       File No. 811-4982


                                HEARTLAND FUNDS

                               Select Value Fund
                                Value Plus Fund
                                   Value Fund
                     Taxable Short Duration Municipal Fund
                    Short Duration High-Yield Municipal Fund
                         High-Yield Municipal Bond Fund
                                    -------
                            Wisconsin Tax Free Fund
                    (available to Wisconsin residents only)

                       Supplement Dated August 11, 2000
                                      to
                         Prospectus Dated June 9, 2000

     On August 3, 2000, Heartland Advisors, Inc. (the "Advisor"), investment advisor and distributor for the Heartland Funds, was reorganized. As of the close of business on that date, all of the stock of the Advisor, wholly owned by its employee shareholders, was exchanged for stock in a new parent company, Heartland Holdings, Inc. As a result of the reorganization, the Advisor is now a wholly owned subsidiary of Heartland Holdings, Inc., and is indirectly owned by its employees. However, the reorganization did not result in a change of management or control of the Advisor, nor any affect on its operations.

     Short Duration High-Yield Municipal Fund and High-Yield Municipal Bond Fund. In order to mitigate fluctuations in the Fund's distribution rate in the near-term, the Advisor has voluntarily undertaken to reimburse Fund expenses and waive fees paid to it by the Fund in addition to the expenses reimbursed and fees waived under the undertaking described on page 16 of the Prospectus. These undertakings may be terminated or revised by the Advisor at any time. Beginning with the August payment, the Advisor will reimburse expenses and waive fees in such amounts to ensure the following monthly income distribution rate:

         Short Duration High-Yield Municipal Fund    $0.04410 per share
         High Yield Municipal Bond Fund              $0.04625 per share


                         1.800.HEARTLN (1.800.432.7856)
                             www.heartlandfunds.com